Exhibit 99.1

Dell Technologies Announces Cash Tender Offers

for Certain Outstanding Debt Securities

ROUND ROCK, TX, June 15, 2023 – Dell Technologies Inc. (“Dell Technologies”) (NYSE:DELL) today announced that Dell Inc., its wholly-owned subsidiary (“Dell”), has commenced cash tender offers (collectively, the “Offers”) for up to $1.0 billion aggregate principal amount (the “Aggregate Tender Cap”) of the debt securities listed in the table below (collectively, the “Securities”). The Offers are subject to the Aggregate Tender Cap and proration procedures described in the Offer to Purchase dated June 15, 2023, as amended or supplemented (the “Offer to Purchase”), and order of priority (the “Acceptance Priority Levels” as set forth in the table below under “Acceptance Priority Level”), and are made to each registered holder of Securities (individually, a “Holder,” and collectively, the “Holders”).

The following table sets forth certain information regarding the Securities and the Offers:

Title of Security	Issuer(s)	CUSIP Numbers	Principal Amount Outstanding	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page(2)	Fixed Spread (basis points)	Early Tender Premium(3)
6.020% Senior Notes due 2026	Dell International L.L.C. and EMC Corporation	24703TAD8 144A: 25272KAK9 Reg S: U2526DAD1	$4,500,000,000	1	4.125% UST due June 15, 2026	FIT1	+90	$50.00
4.900% Senior Notes due 2026	Dell International L.L.C. and EMC Corporation	24703TAE6 144A: 24703DAZ4 Reg S: U24724AK9	$1,750,000,000	2	4.125% UST due June 15, 2026	FIT1	+90	$50.00
4.000% Senior Notes due 2024	Dell International L.L.C. and EMC Corporation	24703TAB2 144A: 24703DAY7 Reg S: U24724AJ2	$1,000,000,000	3	0.375% UST due July 15, 2024	FIT4	+35	$50.00
5.850% Senior Notes due 2025	Dell International L.L.C. and EMC Corporation	24703TAC0 144A: 24703DBB6 Reg S: U24724AM5	$1,000,000,000	4	4.250% UST due May 31, 2025	FIT1	+70	$50.00
6.100% Senior Notes due 2027	Dell International L.L.C. and EMC Corporation	24703TAF3 144A: 24703DBC4 Reg S: U24724AN3	$500,000,000	5	3.625% UST due May 31, 2028	FIT1	+120	$50.00

(1)

Subject to the Aggregate Tender Cap and proration, the principal amount of each series of Securities that is purchased in the Offers will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 5 being the lowest) specified in this column.

(2)

The applicable page on Bloomberg from which the Dealer Managers (as defined herein) will quote the bid side prices of the applicable U.S. Treasury Security. In the above table, “UST” denotes a U.S. Treasury Security.

(3)	Per $1,000 principal amount validly tendered at or prior to the Early Tender Deadline and accepted for purchase.

The Offers are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase. The Offers are scheduled to expire at 5:00 p.m., New York City time, on July 17, 2023, unless extended or earlier terminated by Dell (the “Expiration Date”). Tendered Securities may be withdrawn until, but not after, 5:00 p.m., New York City time, on June 29, 2023 (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law.

Holders of Securities validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on June 29, 2023 (the “Early Tender Deadline”) and accepted for purchase will receive the applicable total consideration (“Total Consideration”), which includes an early tender premium of $50.00 per $1,000 principal amount of the Securities accepted for purchase (the “Early Tender Premium”). The Total Consideration for each series of Securities validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. In calculating the applicable Total Consideration for a series of Securities, the application of the par call date will be in accordance with standard market practice. Holders of Securities who validly tender their Securities following the Early Tender Deadline and on or prior to the Expiration Date will receive only the applicable Tender Offer Consideration per $1,000 principal amount of any such Securities validly tendered by such Holders that are accepted for purchase. The “Tender Offer Consideration” is equal to the applicable Total Consideration minus the Early Tender Premium. The Total Consideration and Tender Offer Consideration will be determined at 10:00 a.m., New York City time, June 30, 2023, unless extended by Dell (the “Price Determination Date”).

In addition to the Total Consideration or the Tender Offer Consideration, as applicable, all Holders of Securities accepted for purchase will receive accrued and unpaid interest, rounded to the nearest cent, on such $1,000 principal amount of Securities from the last applicable interest payment date up to, but not including, the applicable settlement date (the “Accrued Interest”).

The settlement date for Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline and accepted for purchase is expected to be July 5, 2023, the third business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for Securities validly tendered following the Early Tender Deadline but on or prior to the Expiration Date and accepted for purchase is expected to be July 19, 2023, the second business day after the Expiration Date (the “Final Settlement Date”), assuming that the Aggregate Tender Cap of Securities is not purchased on the Early Settlement Date.

Subject to the Aggregate Tender Cap and proration, all Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Securities having a lower Acceptance Priority Level (with 5 being the lowest), and all Securities validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Securities validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level. If the

Offers are not fully subscribed at the Early Tender Deadline, subject to the Aggregate Tender Cap and proration, Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline will be accepted for purchase in priority to Securities validly tendered following the Early Tender Deadline even if such Securities validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Securities validly tendered at or prior to the Early Tender Deadline.

The Aggregate Tender Cap represents the maximum aggregate principal amount of Securities that will be purchased pursuant to the Offers. Dell reserves the right, but is under no obligation to, increase, decrease or eliminate the Aggregate Tender Cap at any time, including on or after the Price Determination Date, subject to applicable law. Subject to applicable law, Dell may increase, decrease or eliminate the Aggregate Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline. There can be no assurance that Dell will increase, decrease or eliminate the Aggregate Tender Cap.

If the Offers are fully subscribed at the Early Tender Deadline, Holders who validly tender Securities following the Early Tender Deadline but on or prior to the Expiration Date will not have any of their Securities accepted for purchase regardless of their Acceptance Priority Level.

Securities of a series may be subject to proration (as described in the Offer to Purchase) if the aggregate principal amount of the Securities of such series validly tendered and not validly withdrawn would cause the Aggregate Tender Cap to be exceeded. The Offers are not conditioned on any minimum amount of Securities or any series of Securities being tendered. However, Dell’s obligation to accept for purchase, and to pay for, the Securities validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase. Dell reserves the absolute right, subject to applicable law, to: (i) waive any and all conditions to the Offers; (ii) extend or terminate the Offers; (iii) increase, decrease or eliminate the Aggregate Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline; or (iv) otherwise amend the Offers in any respect.

A beneficial owner of Securities that are held of record by a broker, dealer, commercial bank, trust company or other nominee must contact the nominee promptly and instruct the nominee to tender such Securities on the beneficial owner’s behalf prior to the Early Tender Deadline in order to receive the applicable Total Consideration or, in the case of Securities tendered after the Early Tender Deadline, but prior to the Expiration Date, in order to have an opportunity to receive the applicable Tender Offer Consideration as described in the Offer to Purchase. A nominee may have an earlier deadline for accepting the applicable Offers.

Barclays Capital Inc., Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC are acting as the dealer managers for the Offers (together, the “Dealer Managers”). The information agent and tender agent for the Offers is Global Bondholder Services Corporation (the “Tender Agent”). Copies of the Offer to Purchase and related offer materials are available by contacting the Tender Agent by telephone at (855) 654-2015 (toll-free) or (212) 430–3774 (banks and brokers), by email at contact@gbsc-usa.com. Questions regarding the Offers should be directed to the Liability Management Groups of

Barclays Capital Inc. at +1 (800) 438-3242 (toll-free), Citigroup Global Markets, Inc. at +1 (800) 558-3745 (toll-free) or J.P. Morgan Securities LLC, at +1 (866) 834-4666 (toll-free).

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to sell the Securities is only being made pursuant to the terms of the Offer to Purchase. The offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of Dell, its affiliates, and their respective board of directors, the Dealer Managers, the information and tender agent or the trustee for any series of Securities is making any recommendation as to whether or not holders should tender their Securities in connection with the Offers, and neither Dell nor any other person has authorized any person to make any such recommendation.

Contacts:	Investors: Investor_Relations@Dell.com,
Media: Media.Relations@Dell.com

About Dell Technologies

Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Special Note on Forward-Looking Statements:

Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: adverse global economic conditions and instability in financial markets; competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; Dell Technologies’ ability to achieve the intended benefits of its continuing strategic relationship with VMware, Inc.; Dell Technologies’ execution of its strategy; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products, software, and services; cyber attacks or other data security incidents; Dell Technologies’ ability to successfully execute on strategic initiatives including acquisitions, divestitures or cost savings measures; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; material impairment of the value of goodwill or intangible assets; weak economic conditions and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; expectations relating to environmental, social and governance (ESG) considerations; compliance requirements of changing environmental and safety laws, human rights laws, or other laws; the effect of armed hostilities, terrorism, natural disasters, or public health issues; the effect of global climate change and legal, regulatory, or market measures to address climate change; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and business and financial factors and legal restrictions affecting continuation of Dell Technologies’ quarterly cash dividend policy and dividend rate.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 3, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties, and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.